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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  September 28, 2001
                                                  ------------------

                     INTEGRATED INFORMATION SYSTEMS, INC.
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              (Exact Name of Registrant as Specified in Charter)

            Delaware                            29947                            860624332
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
  (State or Other Jurisdiction               (Commission                       (IRS Employer
        of Incorporation)                   File Number)                    Identification No.)



                1480 South Hohokam Drive, Tempe, Arizona  85281
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           (Address of Principal Executive Offices)  (Zip code)



Registrant's telephone number, including area code  (480) 317-8000
                                                   ---------------

                                 Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events

       Attached hereto as Exhibit 99.1 is a copy of Integrated Information Systems, Inc.'s press release dated October 2, 2001 titled "Integrated Information Systems Acquires Certain Assets and Hires the Management and Professional Staff of STEP Technology - An Established Northwest and Intermountain Technology and Business Consulting Firm."

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

  (c)  Exhibits.
       --------

Exhibit
Number        Description
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99.1          Press release of Integrated Information Systems, Inc. dated
              October 2, 2001 titled "Integrated Information Systems Acquires
              Certain Assets and Hires the Management and Professional Staff of
              STEP Technology - An Established Northwest and Intermountain
              Technology and Business Consulting Firm."



                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTEGRATED INFORMATION SYSTEMS, INC.

Date:  October 4, 2001             By: /s/ James G. Garvey, Jr.
                                       ---------------------------------------
                                       James G. Garvey, Jr.
                                       (President and Chief Executive Officer)

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